Exhibit 10.14.D

EXECUTION VERSION
CONSENT TO LOAN AND SECURITY AGREEMENT
THIS CONSENT TO LOAN AND SECURITY AGREEMENT (this “Consent”), dated as of April 21, 2020, by and among Solar Capital Ltd., a Maryland corporation, (“Solar”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), the lenders party hereto including Solar in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and Alimera Sciences, Inc., a Delaware corporation (“Borrower”).
W I T N E S S E T H:
WHEREAS, Borrower, Lenders, and Collateral Agent are parties to that certain Loan and Security Agreement, dated as of December 31, 2019 (as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders and Collateral Agent have agreed to provide to Borrower certain loans in accordance with the terms and conditions thereof;
WHEREAS, Borrower has requested that Collateral Agent and the Lenders consent to permit Borrower's incurrence of unsecured Indebtedness in the form of one payroll protection plan loan issued under Section 7(a) of the Small Business Act, as modified by the Coronavirus Aid, Relief, and Economic Security Act (Public Law No. 116-136) (the “CARES Act”), in an aggregate outstanding principal amount not to exceed One Million Seven Hundred Seventy-Seven Thousand Five Hundred Two Dollars ($1,777,502) at any time and applied for by Borrower on or prior to December 31, 2020 (the “PPP Loan”);
WHEREAS, Collateral Agent and the Lenders are willing to agree to such request, subject to and in accordance with the terms and conditions set forth in this Consent.
NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Collateral Agent hereby agree as follows:
1.RECITALS; DEFINITIONS. The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof. All capitalized terms used but not otherwise defined herein have the meanings given such terms in the Loan Agreement.
2.    CONSENT. In accordance with Section 12.5 of the Loan Agreement and subject to the other terms and conditions set forth herein, Collateral Agent and the Lenders hereby consent and Borrower hereby agrees that notwithstanding the terms of Section 7.4 of the Loan Agreement, Borrower shall be permitted to incur Indebtedness consisting of the PPP Loan; provided that (a) such Indebtedness in the form of the PPP Loan shall comply in all material respects with the applicable requirements of the CARES Act, (b) the proceeds of such PPP Loan shall be used only for the purposes permitted under Section 1102 of the CARES Act and in accordance with any guidance issued by the Small Business Administration thereunder, (c) Borrower shall use commercially reasonable efforts to comply with Section 1106 of the CARES Act to obtain forgiveness of the PPP Loan to the extent provided thereunder, (d) the terms and conditions of the PPP Loan shall be otherwise reasonably satisfactory to Collateral Agent and the Lenders, and shall not contain any terms or conditions that are adverse to Collateral Agent's and the Lenders' rights under the Loan Agreement (including with respect to collateral, priority, preference and repayment terms), (e) the PPP loan shall be subject to Collateral Agent's written approval in its reasonable discretion prior to the closing thereof, and (f) any material modification to the PPP loan shall be subject to Collateral Agent's written approval.
3.    CONDITIONS TO EFFECTIVENESS. This Consent shall become effective upon satisfaction of each of the conditions specified below:

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(a)    Collateral Agent shall have received one or more counterparts of this Consent, duly executed, completed and delivered by Collateral Agent, each Lender and Borrower;
(b)    immediately before and immediately after giving effect to this Consent, no Event of Default shall have occurred and be continuing;
(c)    Borrower shall have agreed to pay in the ordinary course all fees, costs and expenses due and payable as of the date hereof under the Loan Agreement and the other Loan Documents; and
(d)    Collateral Agent shall have received all other documents and instruments as Collateral Agent or any Lender may reasonably deem necessary or appropriate to effectuate the intent and purpose of this Consent.
4.    REPRESENTATIONS AND WARRANTIES. To induce Collateral Agent and the Lenders to enter into this Consent, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date; (b) that there has not been and there does not exist a Material Adverse Change; (c) Collateral Agent and the Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Collateral Agent and the Lenders pursuant to the Loan Documents or otherwise granted to or held by Collateral Agent and the Lenders; (d) the agreements and obligations of Borrower contained in the Loan Documents and in this Consent constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (e) the execution, delivery and performance of this Consent by Borrower will not violate any law, rule, regulation, order, material contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues. For the purposes of this Section, each reference in Section 5 of the Loan Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Consent.
5.    LOAN DOCUMENTS OTHERWISE NOT AFFECTED; REAFFIRMATION; NO NOVATION.
(a)    Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Consent shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(b)    Borrower hereby expressly (1) reaffirms, ratifies and confirms its Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 4 of the Loan Agreement, (3) reaffirms that such grant of security in the Collateral secures all Obligations under the Loan Agreement, and with effect from (and including) the date hereof, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the consent expressly referenced herein; and (y) secures all Obligations under the Loan Agreement, as amended by this Consent, and the other Loan Documents, (4) agrees that this Consent shall be a “Loan Document” under the Loan Agreement, and

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(5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.
(c)    This Consent is not a novation and the terms and conditions of this Consent shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Consent is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Collateral Agent’s security interest in, (for the ratable benefit of the Secured Parties) security titles to or other liens on any Collateral for the Obligations.
6.    CONDITIONS. For purposes of determining compliance with the conditions specified in Error! Reference source not found., each Lender that has signed this Consent shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to date hereof specifying its objection thereto.
7.    RELEASE. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Consent, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
8.    NO RELIANCE. Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that Borrower is executing this Consent on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
9.    COSTS AND EXPENSES. Borrower agrees to pay to Collateral Agent within ten (10) days of its receipt of an invoice (or on the date hereof to the extent invoiced on or prior to the date hereof), the out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the fees and disbursements of counsel to Collateral Agent and the Lenders party hereto (including reasonable allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Consent and any other documents to be delivered in connection herewith on the date hereof or after such date.
10.    BINDING EFFECT. This Consent binds and is for the benefit of the successors and permitted assigns of each party.

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11.    GOVERNING LAW. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.
12.    COMPLETE AGREEMENT; AMENDMENTS. This Consent and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Consent and the Loan Documents merge into this Consent and the Loan Documents.
13.    SEVERABILITY OF PROVISIONS. Each provision of this Consent is severable from every other provision in determining the enforceability of any provision.
14.    COUNTERPARTS. This Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Consent. Delivery of an executed counterpart of a signature page of this Consent by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
15.    LOAN DOCUMENTS. This Consent and the documents related thereto shall constitute Loan Documents.
16.    ELECTRONIC EXECUTION OF CERTAIN OTHER DOCUMENTS. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Consent and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWER:
ALIMERA SCIENCES, INC.
By: /s/ Richard S. Eiswirth Jr.
Name: Richard S. Eiswirth Jr.
Title: CEO & President

[Signature Page to Consent to Loan and Security Agreement (PPP Loan)]

COLLATERAL AGENT AND LENDER:
SOLAR CAPITAL LTD.

By: /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

[Signature Page to Consent to Loan and Security Agreement (PPP Loan)]

LENDERS:
SUNS SPV LLC

By: /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV, LLC

By: /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC SPV LLC

By: /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC

By: /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP SF DEBT FUND L.P.

By: /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

[Signature Page to Consent to Loan and Security Agreement (PPP Loan)]